EXHIBIT 4(qq)

Mallesons Stephen Jaques



                    Amendment and
                    Restatement Agreement -
                    Capacity Prepayment
                    Agreement

                    Dated 17 June 2004



                    Reach Ltd. ("Reach")
                    Reach Finance Limited ("Reach Finance")
                    Reach Networks Hong Kong Limited ("Reach Networks") Reach Global Services Limited ("Reach Global") PCCW-HKT Telephone Limited ("HKTC")
                    Telstra Corporation Limited ("Telstra")
                    PCCW Limited ("PCCW")






                    Mallesons Stephen Jaques
                    Level 28
                    Rialto
                    525 Collins Street
                    Melbourne Vic 3000
                    Australia
                    T +61 3 9643 4000
                    F +61 3 9643 5999
                    DX 101 Melbourne
                    www.mallesons.com
                    AJMG:NPC

          Amendment and Restatement Agreement -
          Capacity Prepayment Agreement
          Contents



Details                                                                        1
General terms                                                                  3
--------------------------------------------------------------------------------
1    Amendments                                                                3
--------------------------------------------------------------------------------
2    Confirmation and acknowledgement                                          3
2.1  Confirmation                                                              3
2.2  Conflict                                                                  3
--------------------------------------------------------------------------------
3    General                                                                   3
4    Governing law                                                             3
--------------------------------------------------------------------------------
5    Interpretation                                                            3

Signing page                                                                   5
Annexure A - Capacity Prepayment Agreement                                     8

          Amendment and Restatement Agreement -
          Capacity Prepayment Agreement
          Details


Interpretation - definitions are at the end of the General terms


----------------------------------------------------------------------------------------------------
Parties                Reach Networks, Reach Global, HKTC, Telstra, Reach, PCCW
                       and Reach Finance, each as described below.
----------------------------------------------------------------------------------------------------
Reach Networks         Name                  Reach Networks Hong Kong Limited (formerly PCCW-HKT
                                             International Limited and before that Cable &
                                             Wireless HKT International Limited)

                       Address               20th Floor, Telecom House, 3 Gloucester
                                             Road, Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------
Reach Global           Name                  Reach Global Services Limited

                       Address               20th Floor, Telecom House, 3 Gloucester
                                             Road, Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------
HKTC                   Name                  PCCW-HKT Telephone Limited (formerly
                                             Cable & Wireless HKT Telephone Limited)

                       Address               39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road,
                                                          Quarry Bay, Hong Kong
----------------------------------------------------------------------------------------------------
Telstra                Name                  Telstra Corporation Limited

                       ABN                   33 051 775 556

                       Address               231 Elizabeth Street, Sydney, NSW, Australia
----------------------------------------------------------------------------------------------------
Reach                  Name                  Reach Ltd. (formerly Joint Venture No 1
                                             (Bermuda) Limited)

                       Address               Clarendon House, 2 Church Street, Hamilton,
                                             Bermuda
----------------------------------------------------------------------------------------------------
PCCW                   Name                  PCCW Limited

                       Address               39th Floor, PCCW Tower, TaiKoo Place, 979
                                             Kings Road, Quarry Bay, Hong Kong
----------------------------------------------------------------------------------------------------
Reach Finance          Name                  Reach Finance Limited

                       Address               20th Floor, Telecom House, 3 Gloucester
                                             Road, Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Governing law          England and Wales
-------------------------------------------------------------------------------

Date of                See Signing page
Amending
Agreement

          Amendment and Restatement Agreement -
          Capacity Prepayment Agreement
          General terms

-------------------------------------------------------------------------------
1    Amendments

     As from the Effective Date, the Original Document is varied as set out in the version of the Original Document attached as Annexure A to this agreement.

-------------------------------------------------------------------------------
2    Confirmation and acknowledgement

2.1  Confirmation

     Each party confirms that, except as set out in clause 1 ("Amendments"), the Original Agreement remains in full force and effect.

2.2  Conflict

     If there is a conflict between the Original Agreement and this agreement, the terms of this agreement prevail as from the date of this agreement.

-------------------------------------------------------------------------------
3    General

     Clauses 1 ("Interpretation"), 10 ("Notices") and 15 ("General") of the Original Document apply to this agreement as if they were fully set out in this agreement.

-------------------------------------------------------------------------------
4    Governing law

     This agreement is governed by the law in force in the place specified in the "Details" section of this agreement and each party submits to the non-exclusive jurisdiction of the courts of that place.

-------------------------------------------------------------------------------
5    Interpretation

     These meanings apply unless the contrary intention appears:

     Effective Date means the date on which Telstra and PCCW notify Reach Finance that they have each received each of the items set out in the schedule ("Conditions precedent") to the Amendment and Restatement Agreement - Syndicated Term Loan Facility Agreement dated on or about 17 June 2004 between Telstra, PCCW, Reach, Reach Finance and others in form and substance satisfactory to them.

     Original Document means the Capacity Prepayment Agreement dated 15 April 2003 between Reach Networks, Reach Global, HKTC, Telstra, Reach, PCCW and Reach Finance.

          EXECUTED as an agreement

          Amendment and Restatement Agreement -
          Capacity Prepayment Agreement

          Signing page



DATED:
      -------------------

SIGNED by RICHARD ANTHONY SIMPSON as attorney   )
for REACH NETWORKS HONG KONG LIMITED under      )
power of attorney dated 15 June 2004 in the     )
presence of:                                    )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )
                                                )      --------------------------------------------
                                                )      By executing this agreement the attorney
--------------------------------------------    )      states that the attorney has received no
Name of witness (block letters)                 )      notice of revocation of the power of
                                                )      attorney
                                                )


SIGNED by RICHARD ANTHONY SIMPSON as attorney   )
for REACH GLOBAL, SERVICES LIMITED under power  )
of attorney dated 15 June 2004 in the           )
presence of:                                    )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )
                                                )      --------------------------------------------
                                                )      By executing this agreement the attorney
--------------------------------------------    )      states that the attorney has received no
Name of witness (block letters)                 )      notice of revocation of the power of
                                                )      attorney
                                                )


                                                                              5


SIGNED by                                       )
                                                )
as an authorised representative for PCCW-HKT    )
TELEPHONE LIMITED in the presence of:           )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )      --------------------------------------------
                                                )      By executing this agreement the signatory
                                                )      warrants that the signatory is duly
--------------------------------------------    )      authorised to execute this agreement on
Name of witness (block letters)                 )      behalf of PCCW-HKT TELEPHONE LIMITED
                                                )


SIGNED by SIMON JAMES BROOKES as an attorney    )
for TELSTRA CORPORATION LIMITED under power     )
of attorney dated 10 June 2004 in the           )
presence of:                                    )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )
                                                )      --------------------------------------------
                                                )      By executing this agreement the attorney
--------------------------------------------    )      states that the attorney has received no
Name of witness (block letters)                 )      notice of revocation of the power of
                                                )      attorney
                                                )


SIGNED by RICHARD ANTHONY SIMPSON as attorney   )
for REACH LTD. under power of attorney dated    )
17 June 2004 in the presence of:                )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )
                                                )      --------------------------------------------
                                                )      By executing this agreement the attorney
--------------------------------------------    )      states that the attorney has received no
Name of witness (block letters)                 )      notice of revocation of the power of
                                                )      attorney
                                                )


                                                                              6



SIGNED by                                       )
                                                )
as an authorised representative for PCCW        )
LIMITED in the presence of:                     )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )      --------------------------------------------
                                                )      By executing this agreement the signatory
                                                )      warrants that the signatory is duly
--------------------------------------------    )      authorised to execute this agreement on
Name of witness (block letters)                 )      behalf of PCCW LIMITED
                                                )


SIGNED by RICHARD ANTHONY SIMPSON as attorney   )
for REACH FINANCE LIMITED under power of        )
attorney dated 15 June 2004 in the presence     )
of:                                             )
                                                )
                                                )
--------------------------------------------    )
Signature of witness                            )      --------------------------------------------
                                                )      By executing this agreement the attorney
                                                )      states that the attorney has received no
--------------------------------------------    )      notice of revocation of the power of
Name of witness (block letters)                 )      attorney
                                                )

          Amendment and Restatement Agreement -
          Capacity Prepayment Agreement


Annexure A - Capacity Prepayment Agreement

          Capacity Prepayment Agreement

          Details


----------------------------------------------------------------------------------------------------

Parties Reach Networks, Reach Global, HKTC, Telstra, Reach, PCCW and Reach Finance, each as described below.

---------------------- --------------------- -------------------------------------------------------

Reach Networks         Name                  Reach Networks Hong Kong Limited (formerly PCCW-HKT
                                             International Limited and before that Cable &
                                             Wireless HKT International Limited)

                       Address               20th Floor, Telecom House, 3 Gloucester Road,
                                             Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------
Reach Global           Name                  Reach Global Services Limited

                       Address               20th Floor, Telecom House, 3 Gloucester Road,
                                             Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------
HKTC                   Name                  PCCW-HKT Telephone Limited (formerly Cable & Wireless
                                             HKT Telephone Limited)

                       Address               39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road,
                                             Quarry Bay, Hong Kong
----------------------------------------------------------------------------------------------------
Telstra                Name                  Telstra Corporation Limited

                       ABN                   33 051 775 556

                       Address               231 Elizabeth Street, Sydney, NSW, Australia
----------------------------------------------------------------------------------------------------
Reach                  Name                  Reach Ltd. (formerly Joint Venture No 1 (Bermuda)
                                             Limited

                       Address               Clarendon House, 2 Church Street, Hamilton, Bermuda
----------------------------------------------------------------------------------------------------
PCCW                   Name                  PCCW Limited

                       Address               39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road,
                                             Quarry Bay, Hong Kong
----------------------------------------------------------------------------------------------------
Reach Finance          Name                  Reach Finance Limited

                       Address               20th Floor, Telecom House, 3 Gloucester Road,
                                             Wanchai, Hong Kong
----------------------------------------------------------------------------------------------------

                                                                              1


Recitals               A        Reach Networks and HKTC are the parties to the HKISA.

                       B        HKTC is a wholly owned subsidiary of PCCW.

                       C        Reach Global and Telstra are the parties to the AISA.

                       D Each of the Parties is entering into this agreement at the request of each of the other
                                Parties and in consideration of each of the other Parties entering into this agreement.

--------------------------------------------------------------------------------
Governing law          England and Wales
--------------------------------------------------------------------------------
Date of                See Signing page
agreement

Capacity Prepayment Agreement

General terms

-------------------------------------------------------------------------------
1    Interpretation

1.1

     In this agreement except if the context requires otherwise:

     (a)  words and expressions have the meanings set out in Schedule 1;

     (b) words and expressions given particular meanings in the Shareholder Term Loan Facility Agreement and not otherwise defined in Schedule 1 have the meanings given in the Shareholder Term Loan Facility Agreement;

     (c)  the singular includes the plural and vice versa;

     (d) a reference to an agreement, document or another instrument includes any variation, amendment, novation or replacement of any of them;

     (e)  a reference to this agreement includes the Schedules;

     (f) a reference to a person includes a natural person, firm, body corporate, unincorporated association, or a governmental or other authority;

     (g) a reference to a person includes the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation), and permitted assigns;

     (h)  references to times and dates refer to times and dates in Hong Kong;

     (i)  a reference to a period of time:

          (i) which dates from a given day or the day of an act or event is to be calculated exclusive of that day; or

          (ii) which commences on a given day or the day of an act or event is to be calculated inclusive of that day;

     (j) a reference to a month is a reference to a calendar month and a reference to a year is a reference to a calendar year;

     (k) a reference to a third person or a third party is a reference to a person who is not a Party; and

     (l)  a reference to a notice includes a written notification.

1.2

     Headings and bold type are included for convenience and do not affect the interpretation of this agreement.

-------------------------------------------------------------------------------
2    Quarter End Cash Surplus

2.1

     Subject to clauses 2.2, 2.3 and 2.6 in each Quarter that ends after 30 June 2004 ("Reporting Quarter"), as soon as practical, and in any event within 45 days, after the end of the preceding Quarter:

     (a) on the basis of the Reach Management Accounts for that preceding Quarter, the Reach CFO will submit to the Reach Board a calculation of and the Reach CFO and Reach Board (each acting reasonably and after making due enquiry) will together determine in accordance with the principles set out in Schedule 2:

          (i) whether in their opinion there was a Cash Surplus for that preceding Quarter; and

          (ii) if so, the amount that in their opinion was the Cash Surplus;

     (b) if an amount is determined for that preceding Quarter pursuant to clause 2.1(a)(ii) the Reach CFO will certify to PCCW and Telstra:

          (i)  the amount so determined; and

          (ii) the values of "ECB" and each of the integers in the formula in paragraph 2(b) of schedule 2 that were used to determine that amount;

     (c)  the Reach CFO will issue to PCCW and Telstra a report that specifies:

          (i)  the Cash Surplus (if any) for the preceding Quarter;

          (ii) the PCCW CP Balance for the Reporting Quarter and showing:

               (A)  LIBOR for the preceding Quarter; and

               (B) the aggregate of any Authorised PCCW CP Reductions in that preceding Quarter,

               each as used in the calculation of that PCCW CP Balance;

          (iii) the PCCW Cash Sweep Entitlement for the preceding Quarter;

          (iv) the aggregate of all PCCW Cash Sweep Entitlements for all Quarters up to and including the preceding Quarter;

          (v)  the Telstra CP Balance for the Reporting Quarter and showing:

               (A)  LIBOR for the preceding Quarter; and

               (B) the aggregate of any Authorised Telstra CP Reductions in that preceding Quarter,

               each as used in the calculation of that Telstra CP Balance;

          (vi) the Telstra Cash Sweep Entitlement for the preceding Quarter;

          (vii) the aggregate of all Telstra Cash Sweep Entitlements for all Quarters up to and including the preceding Quarter;

          (viii) the Unused PCCW Cash Surplus Balance at the beginning of the Reporting Quarter; and

          (ix) the Unused Telstra Cash Surplus Balance at the beginning of the Reporting Quarter.

2.2

     For any Quarter for which there is a Cash Surplus:

     (a)  subject to clauses 2.2(b), (c), (d), (e), (f) and (g) inclusive:

          (i) the PCCW Cash Sweep Entitlement is an amount equal to one half of the Cash Surplus; and

          (ii) the Telstra Cash Sweep Entitlement is an amount equal to one half of the Cash Surplus;

     (b) subject to clauses 2.2(c) and (d), if the Outstanding PCCW Loans Balance is less than the amount referred to in clause 2.2(a)(i) then the Telstra Cash Sweep Entitlement is an amount equal to the remainder of the Cash Surplus after deducting the Outstanding PCCW Loans Balance;

     (c) subject to clause 2.2(d), if there is no Outstanding PCCW Loans Balance, then the Telstra Cash Sweep Entitlement is an amount equal to the whole of the Cash Surplus;

     (d) the Telstra Cash Sweep Entitlement is limited to and cannot exceed the Outstanding Telstra Loans Balance and accordingly:

          (i) if the Outstanding Telstra Loans Balance is less than the amount of the Telstra Cash Sweep Entitlement that otherwise would apply under the foregoing provisions, then the Telstra Cash Sweep Entitlement is the amount of the Outstanding Telstra Loans Balance; and

          (ii) if there is no Outstanding Telstra Loans Balance, then there is no Telstra Cash Sweep Entitlement;

     (e) subject to clauses 2.2(f) and (g) inclusive, if the Outstanding Telstra Loans Balance is less than the amount referred to in clause 2.2(a)(ii), then the PCCW Cash Sweep Entitlement is the amount equal to the remainder of the Cash Surplus after deducting the Outstanding Telstra Loans Balance;

     (f) subject to clause 2.2(g), if there is no Outstanding Telstra Loans Balance, then the PCCW Cash Sweep Entitlement is an amount equal to the whole of the Cash Surplus; and

     (g) the PCCW Cash Sweep Entitlement is limited to and cannot exceed the Outstanding PCCW Loans Balance and accordingly:

          (i) if the Outstanding PCCW Loans Balance is less than the amount of the PCCW Cash Sweep Entitlement that otherwise would apply under the foregoing provisions, then the PCCW Cash Sweep Entitlement is the amount of the Outstanding PCCW Loans Balance; and

          (ii) if there is no Outstanding PCCW Loans Balance, then there is no PCCW Cash Sweep Entitlement.

2.2A

     For the avoidance of doubt, for any Quarter for which there is not a Cash
     Surplus:

     (a)  there is no PCCW Cash Sweep Entitlement; and

     (b)  there is no Telstra Cash Sweep Entitlement.

2.3

     Upon the occurrence of a Relevant Event:

     (a) the operation of clauses 2.1, 2.2, 3.3 and 5.3 and sections 4 and 6 will terminate and all of those provisions will cease to have any further effect except to the extent necessary to calculate the amounts due under this clause 2.3;

     (b) the Outstanding PCCW CP Balance will become immediately due and payable by Reach Networks to PCCW; and

     (c) the Outstanding Telstra CP Balance will become immediately due and payable by Reach Global to Telstra.

2.4

     For the purposes of clause 2.3:

     (a) the "Outstanding PCCW CP Balance" is the remainder of the PCCW CP Balance for the Quarter in which the Relevant Event occurs after deducting the aggregate of any Authorised PCCW CP Reductions made during that Quarter but prior to the occurrence of the Relevant Event; and

     (b) the "Outstanding Telstra CP Balance" is the remainder of the Telstra CP Balance for the Quarter in which the Relevant Event occurs after deducting the aggregate of any Authorised Telstra CP Reductions made during that Quarter but prior to the occurrence of the Relevant Event.

2.5

     Interest will accrue and be payable by Reach Global to Telstra upon any amount that becomes payable by Reach Global to Telstra pursuant to clause
     2.3 and by Reach Networks to PCCW upon any amount that becomes payable by Reach Networks to PCCW pursuant to clause 2.3, in each case from the date on which the amount first becomes payable until it is paid in full, the interest being calculated from day to day on the unpaid balance of the amount at the Applicable Rate and payable, as to the unpaid interest accrued up to and on the last day of the preceding Quarter, on the first day of each Quarter.

     For this purpose, the Applicable Rate for any day in a Quarter will be a rate equal to the Margin on the first day of that Quarter plus LIBOR for the Quarter.

2.6

     Clause 2.1 does not apply with respect to:

     (a)  a Reporting Quarter for which the aggregate of:

          (i)  the Unused Telstra Cash Surplus Balance; and

          (ii) the Unused PCCW Cash Surplus Balance,

          in each case at the beginning of the Quarter, is not less than the aggregate of:

          (i)  the Outstanding PCCW Loans Balance; and

          (ii) the Outstanding Telstra Loans Balance,

          in each case at the beginning of the Quarter;

     (b) any Reporting Quarter subsequent to the Quarter referred to in Clause 2.6(a); or

     (c)  any Reporting Quarter for which:

          (i)  the PCCW CP Balance is zero; and

          (ii) the Telstra CP Balance is zero,

          and at the beginning of the Quarter there are no Drawings outstanding under the Shareholder Term Loan Facility Agreement.

-------------------------------------------------------------------------------
3    PCCW and HKTC

3.1

     On the Date of Amendment, PCCW paid to Reach Networks a sum of US$143,000,000.

3.2

     The PCCW Prepayment was paid as a prepayment in respect of HKISA Services.

3.3

     Subject to section 2 and this section 3 in each Quarter the Unused PCCW Cash Surplus Balance at the beginning of that Quarter is to be available to be used in accordance with section 4 to prepay Drawings under the PCCW Facility and make Authorised PCCW CP Reductions.

3.4

     Prior to the occurrence of a Relevant Event, none of Reach Networks, HKTC and PCCW will in any Quarter make or allow to be made any PCCW CP Reduction that is not an Authorised PCCW CP Reduction.

-------------------------------------------------------------------------------
4    Application of Unused PCCW Cash Surplus Balance

4.1

     Subject to clauses 4.2, 4.3 and 4.4, at any time and from time to time during a Quarter, PCCW may by notice given to Telstra, Reach and Reach Networks specify an amount of the Unused PCCW Cash Surplus Balance at the beginning of the Quarter which is required to be applied and used:

     (a)  to prepay Drawings outstanding to PCCW under the PCCW Facility; or

     (b)  to make one or more PCCW CP Reductions as set out in the notice.

4.2

     The amount that is required to be applied and used as provided in clause
     4.1 in accordance with a notice given under that clause must not exceed the remainder of the Unused PCCW Cash Surplus Balance at the beginning of the Quarter in which the notice is given, after deducting from that Unused PCCW Cash Surplus Balance the aggregate of any amounts required to be applied and used in accordance with notices previously given under that clause during that Quarter.

4.3

     An amount that is required to be applied and used as provided in clause
     4.1 in accordance with a notice given under that clause, to make one or more PCCW CP Reductions, cannot exceed the remainder of the PCCW CP Balance for the Quarter in which the notice is given, after deducting from that PCCW CP

     Balance the aggregate of any amounts required to be applied and used to make PCCW CP Reductions in accordance with notices previously given under that clause during that Quarter.

4.4

     A notice under clause 4.1 which relates to a PCCW CP Reduction that is not:

     (a) a cash payment within paragraph (a) of the definition of "PCCW CP Reduction" in Schedule 1; or

     (b) a crediting or application of an amount against and towards satisfaction of unpaid HKISA Invoices within paragraph (b) of that definition,

     is not effective unless it is given with the prior written consent of Telstra and Reach.

4.5

     A notice under Clause 4.1 that requires an amount to be applied and used against and towards satisfaction of unpaid HKISA Invoices must specify:

     (a) the HKISA Invoices against and towards satisfaction of which the amount is to be so credited and applied ("relevant invoices"); and

     (b) in the case of each relevant invoice the amount to be credited and applied against and towards satisfaction of that relevant invoice.

4.6

     Amounts may be credited and applied pursuant to this section 4 against and towards unpaid amounts of HKISA Invoices that have become due for payment and/or unpaid amounts of HKISA Invoices that have not become due for payment.

4.7

     Whenever pursuant to this section 4, an amount of the PCCW CP Balance for a Quarter is credited and applied against and towards satisfaction of the unpaid amount of an HKISA Invoice, HKTC's liability to pay the HKISA Invoice will be discharged to the same extent.

4.8

     A notice given in accordance with this section 4 has immediate effect and the Reach Parties must promptly comply with and implement, and procure that any relevant member of the Reach Group complies with and implements the requirements of the notice according to its terms.

     In particular, without derogating from the foregoing:

     (a) if pursuant to such a notice, an amount is required to be applied and used to prepay Drawings outstanding to PCCW under the PCCW

          Facility, the Reach Parties will immediately cause and procure that amount of such Drawings to be prepaid;

     (b) if pursuant to such a notice, Reach Networks is required to make a cash payment of all or part of the PCCW CP Balance for the Quarter, the Reach Parties will immediately cause and procure the making of that cash payment by Reach Networks to PCCW;

     (c) if pursuant to such a notice, an amount is required to be applied and credited against and towards satisfaction of HKISA Invoices that are (in whole or a part) unpaid, the Reach Parties will immediately cause and procure that amount to be so applied and credited by Reach Networks against the relevant invoices; and

     (d) if pursuant to such a notice an amount is required to be applied and used to make a PCCW CP Reduction of the kind described in paragraph
          (c) or (d) of the definition of "PCCW CP Reduction" set out in
          Schedule 1, the Reach Parties will immediately cause and procure that amount to be so applied and used.

4.9

     Whenever during a Quarter an amount is credited and applied pursuant to this section 4 against and towards satisfaction of an unpaid amount of an HKISA Invoice or a liability which is payable or expressed in Hong Kong dollars ("HKD"):

     (a) the amount so credited and applied will be converted from United States dollars ("USD") at the Specified Exchange Rate for the Quarter; and

     (b)  for the purpose of determining:

          (i) the amount in USD that was so credited and applied during the Quarter;

          (ii) the Unused PCCW Credit Entitlement Balance at the beginning of the next Quarter; and

          (iii) the PCCW CP Balance for the next Quarter,

          the amount in HKD credited and applied against and towards satisfaction of the HKISA Invoice or liability will be converted to USD at the Specified Exchange Rate for the Quarter.

-------------------------------------------------------------------------------
5    Telstra

5.1

     On the Date of Amendment, Telstra paid to Reach Global a sum of US$143,000,000.

5.2

     The Telstra Prepayment was paid as a prepayment in respect of AISA
     Services.

5.3

     Subject to section 2 and this section 5, in each Quarter the Unused Telstra Cash Surplus Balance at the beginning of that Quarter is to be available to be used in accordance with section 6 to prepay Drawings under the Telstra Facility and make Authorised Telstra CP Reductions.

5.4

     Prior to the occurrence of a Relevant Event, neither Reach Global nor Telstra will in any Quarter make or allow to be made any Telstra CP Reduction that is not an Authorised Telstra CP Reduction.

-------------------------------------------------------------------------------
6    Application of Unused Telstra Cash Surplus Balance

6.1

     Subject to clauses 6.2, 6.3 and 6.4, at any time and from time to time during a Quarter, Telstra may by notice given to PCCW, Reach and Reach Global specify an amount of the Unused Telstra Cash Surplus Balance at the beginning of the Quarter which is required to be applied and used:

     (a)  to prepay Drawings outstanding to Telstra under the Telstra Facility;
          or

     (b)  to make one or more Telstra CP Reductions as set out in the notice.

6.2

     The amount that is required to be applied and used as provided in clause
     6.1 in accordance with a notice given under that clause must not exceed the remainder of the Unused Telstra Cash Surplus Balance at the beginning of the Quarter in which the notice is given, after deducting from the Unused Telstra Cash Surplus Balance the aggregate of any amounts required to be applied and used in accordance with notices previously given under that clause during that Quarter.

6.3

     An amount that is required to be applied and used as provided in clause
     6.1 in accordance with a notice given under that clause to make one or more Telstra CP Reductions, cannot exceed the remainder of the Telstra CP Balance for the Quarter in which the notice is given, after deducting from that Telstra CP Balance the aggregate of any amounts required to be applied and used to make Telstra CP Reductions in accordance with notices previously given under that clause during that Quarter.

6.4

     A notice under clause 6.1 which relates to a Telstra CP Reduction that is not:

     (a) a cash payment within paragraph (a) of the definition of "Telstra CP Reduction" in Schedule 1; or

     (b) a crediting or application of an amount against and towards satisfaction of unpaid AISA Invoices within paragraph (b) of that definition,

     is not effective unless it is given with the prior written consent of PCCW and Reach.

6.5

     A notice under clause 6.1 that requires an amount to be applied and used against and towards satisfaction of unpaid AISA Invoices must specify:

     (a) the AISA Invoices against and towards satisfaction of which the amount is to be so credited and applied ("relevant invoices"); and

     (b) in the case of each relevant invoice, the amount to be credited and applied against and towards satisfaction of that relevant invoice.

6.6

     Amounts may be credited and applied pursuant to section 6 against and towards unpaid amounts of AISA Invoices that have become due for payment and/or unpaid amounts of AISA Invoices that have not become due for payment.

6.7

     Whenever pursuant to this section 6, an amount of the Telstra CP Balance for a Quarter is credited and applied against and towards satisfaction of the unpaid amount of an AISA Invoice, Telstra's liability to pay the AISA Invoice will be discharged to the same extent.

6.8

     A notice given in accordance with this section 6 has immediate effect and the Reach Parties must promptly comply with and implement, and procure that any relevant member of the Reach Group complies with and implements the requirements of the notice according to its terms.

     In particular, without derogating from the foregoing:

     (a) if pursuant to such a notice, an amount is required to be applied and used to prepay Drawings outstanding to Telstra under the Telstra Facility, the Reach Parties will immediately cause and procure that amount of such Drawings to be prepaid;

     (b) if pursuant to such a notice Reach Global is required to make a cash payment of all or part of the Telstra CP Balance for the Quarter, the Reach Parties will immediately cause and procure the making of that cash payment by Reach Global to Telstra;

     (c) if pursuant to such a notice, an amount is required to be applied and credited against and towards satisfaction of AISA Invoices that are (in whole line part) unpaid, the Reach Parties will immediately cause and procure that amount to be so applied and credited by Reach Global against the relevant invoices; and

     (d) if pursuant to such a notice an amount is required to be applied and used to make a Telstra CP Reduction of a kind described in paragraph
          (c) or (d) of the definition of "Telstra CP Reduction" set out in
          Schedule 1, the Reach Parties will immediately cause and procure that amount to be so applied and used.

6.9

     Whenever during a Quarter an amount is credited and applied pursuant to this section 6 against and towards satisfaction of an unpaid amount of an AISA Invoice or a liability which is payable or expressed in Australian dollars ("AUD"):

     (a) the amount so credited and applied will be converted from United States dollars ("USD") at the Specified Exchange Rate for the Quarter; and

     (b)  for the purpose of determining:

          (i) the amount in USD that was so credited and applied during the Quarter;

          (ii) the Unused Telstra Credit Entitlement Balance at the beginning of the next Quarter; and

          (iii) the Telstra CP Balance for the next Quarter,

          the amount in AUD credited and applied during the Quarter against and towards satisfaction of the AISA Invoice or liability will be converted to USD at the Specified Exchange Rate for the Quarter.

-------------------------------------------------------------------------------
7    Operational

7.1

     PCCW must procure that the PCCW Shareholder:

(a)  causes:

     (i)  each director of Reach;

     (ii) each director of Reach Networks; and

     (iii) each director of Reach Global,
     appointed by it (when exercising powers, performing duties or otherwise acting in that capacity) to the extent permitted by law to act and vote; and

     (b)  generally takes all reasonable steps within its power,

     to procure and ensure that the provisions and requirements of sections 2 to 6 (inclusive) are performed and observed.

7.2

     Telstra must procure that the Telstra Shareholder:

     (a)  causes:

          (i)  each director of Reach;

          (ii) each director of Reach Global; and

          (iii) each director of Reach Networks,

          appointed by it (when exercising powers, performing duties or otherwise acting in that capacity) to the extent permitted by law to act and vote; and

     (b)  generally takes all reasonable steps within its power,

     to procure and ensure that the provisions and requirements of sections 2 to 6 (inclusive) are performed and observed.

7.3

     The Parties will develop and implement operating procedures and practices that are appropriate and expedient for applying and administering and otherwise giving effect to sections 2, 3, 4, 5 and 6 and for dealing with and resolving all material operational or other issues relating to the interaction of those sections.

7.4

     The Parties will as and whenever desirable, consult together and negotiate in good faith for the purpose of developing and implementing (including from time to time updating, varying or adding to) operating procedures and practices as provided in clause 7.3.

7.5

     The procedures and practices developed and implemented pursuant to clauses
     7.3 and 7.4 must have regard to and be consistent with all relevant requirements of this agreement and so far as practical, those procedures and practices developed and implemented in relation to the HKISA will be common or equivalent to those developed and implemented in relation to the AISA and vice versa.

7.6

     If a Party ("Requesting Party") receives:

     (a) a notice from a regulator stating that a Relevant Provision is in breach of a statutory requirement; or

     (b) a direction from a regulator that requires the Receiving Party to act in a manner contrary to a Relevant Provision,

     upon request from the Requesting Party, the Parties must as soon as practicable meet to discuss ways in which the requirements of the regulator's notice or direction might be addressed by varying the Relevant Provision so as to achieve an equivalent economic effect or otherwise without derogating from or jeopardising the achievement of the objectives of this agreement.

7.7

     For the purpose of clause 7.6 a Relevant Provision is a provision of this agreement.

-------------------------------------------------------------------------------
8    [intentionally left blank]


-------------------------------------------------------------------------------
9    Costs

     The parties agree to pay their own legal and other costs and expenses in connection with the preparation, execution and completion of this agreement.

-------------------------------------------------------------------------------
10   Notices

10.1

     The details for notices to Reach Networks under this agreement are:

     Reach Networks Hong Kong Limited
     20th Floor, Telecom House
     3 Gloucester Road
     Wanchai
     Hong Kong

     Attention:  Chief Executive Officer

     Facsimile:  +852 2962 5678

10.2

     The details for notices to Reach Global under this agreement are:

     Reach Global Services Limited
     20th Floor, Telecom House
     3 Gloucester Road

     Wanchai
     Hong Kong

     Attention:  Chief Executive Officer

     Facsimile:  +852 2962 5678

10.3

     The details for notices to HKTC under this agreement are:

     PCCW-HKT Telephone Limited
     39th Floor PCCW Tower
     TaiKoo Place
     979 Kings Road
     Quarry Bay
     Hong Kong

     Attention: Company Secretary

     Facsimile: +852 2962 5725

10.4

     The details for notices to Telstra Corporation Limited under this agreement are:

     Telstra Corporation Limited
     231 Elizabeth Street
     Sydney  NSW  2000
     New South Wales

     Attention:  Managing Director, Domestic Wholesale

     Facsimile: +61 2 9266 0607

10.5

     The details for notices to Reach Ltd under this agreement are:

     Reach Ltd
     Clarendon House
     2 Church Street
     Hamilton, Bermuda

     Attention:  Company Secretary

     Facsimile: + 1 441 292 4720

10.6

     The details for notice to PCCW Limited under this agreement are:

     PCCW Limited
     39th Floor PCCW Tower
     TaiKoo Place

     979 Kings Road
     Quarry Bay
     Hong Kong

     Attention:  Company Secretary

     Facsimile:  +852 2962 5725

10.7

     The details for notice to Reach Finance Limited under this agreement are:

     Reach Finance Limited
     20th Floor, Telecom House
     3 Gloucester Road
     Wanchai
     Hong Kong

     Attention: Chief Executive Officer

     Facsimile: +852 2962 5678

-------------------------------------------------------------------------------
11   Variation and Waiver

     A provision of this agreement or a right or obligation created under it, may not be waived or varied except in writing signed by each of the Parties.

-------------------------------------------------------------------------------
12   Third Party Rights

     A person who is not, or has not become a Party to this agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (UK) to enforce any provision of this agreement.

-------------------------------------------------------------------------------
13   Governing Law

     This agreement is governed by the law in force in the place specified in the Details. Each Party submits to the non-exclusive jurisdiction of the courts of that place.

-------------------------------------------------------------------------------
14   Counterparts

     This agreement may consist of any number of counterparts each executed by one or more Parties. When taken together, the executed counterparts are treated as making up the one document.

-------------------------------------------------------------------------------
15   General

15.1 Discretion in exercising rights

     A Party may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless this agreement expressly states otherwise.

15.2 Partial exercising of rights

     If a Party does not exercise a right or remedy fully or at a given time, the Party may still exercise it later.

15.3 No liability for loss

     A Party is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising a right or remedy under this agreement.

15.4 Approvals and consents

     By giving its approval or consent a Party does not make or give any warranty or representation as to any circumstance relating to the subject matter of the consent or approval.

15.5 Conflict of interest

     The Parties' rights and remedies under this agreement may be exercised even if this involves a conflict of duty or a Party has a personal interest in their exercise.

15.6 Remedies cumulative

     The rights and remedies provided in this agreement are in addition to other rights and remedies given by law independently of this agreement.

15.7 Rights and obligations are unaffected

     Rights given to the Parties under this agreement and the parties' liabilities under it are not affected by anything which might otherwise affect them by law.

15.8 Prompt performance

     If this agreement specifies when the Party agrees to perform an obligation, the party agrees to perform it by the time specified. Each Party agrees to perform all other obligations promptly.

15.9 Inconsistent law

     To the extent permitted by law, this agreement prevails to the extent it is inconsistent with any law.

15.10 Supervening legislation

     Any present or future legislation which operates to vary the obligations of a Party in connection with this agreement with the result that another Party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

15.11 Partial invalidity

     If, at any time, any provision of this agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of the provision under the law of any other jurisdiction will be affected or impaired.

15.12 Manner of payment

     Unless this agreement expressly states otherwise, each Party agrees to make payments (including by way of reimbursement) under this agreement:

     (a) on the due date (or, if that is not a Business Day, on the next Business Day unless that day falls in the following month, in which case, on the previous Business Day); and

     (b)  in United States dollars in immediately available funds; and

     (c) in full without set-off or counterclaim and without any deduction in respect of taxes or other charges unless required by law.

EXECUTED as an agreement

Capacity Prepayment Agreement

Schedule 1 - Definitions


     "AISA" is the agreement between Reach Global and Telstra constituted by the International Services Agreement (Australia) dated 13 October 2000 made between Reach and Telstra as novated between Reach Global and Telstra by the Novation Agreement (International Services Agreement (Australia)) dated 26 April 2002 made between Reach, Reach Global and Telstra.

     "AISA Charge" is a "Charge" as defined in the AISA.

     "AISA Invoice" is an "Invoice" as defined in the AISA.

     "AISA Service" is a "Service" as defined in the AISA.

     "Amendment and Restatement Agreement" is the agreement dated 15 April 2003 made between Reach Finance, Reach, Reach Networks, Reach Networks Australia Pty Limited, Reach Global Networks Limited, Reach Global and JP Morgan Chase Bank.

     "Amended and Restated Facility Agreement" has the meaning given in the Amendment and Restatement Agreement.

     "Authorised PCCW CP Reduction" in a Quarter is a PCCW CP Reduction made in that Quarter in accordance with section 4.

     "Authorised Telstra CP Reduction" in a Quarter is a Telstra CP Reduction made in that Quarter in accordance with section 6.

     "Business Day" means a day (not being a Saturday, Sunday or public holiday) on which banks are open for banking business in Hong Kong.

     "Cash Surplus" for a Quarter is the amount, if any, determined in accordance with clause 2.1(a)(ii).

     "Date of Amendment" has meaning given in the Amendment and Restatement Agreement.

     "HKISA" is the International Services Agreement (Hong Kong) dated 13 October 2000 made between Reach Networks and HKTC.

     "HKISA Charge" is a "Charge" as defined in the HKISA.

     "HKISA Invoice" is an "Invoice" as defined in the HKISA.

     "HKISA Service" is a "Service" as defined in the HKISA.

     "LIBOR" for a Quarter preceding the Quarter ending 30 June 2004, is the rate percentum per annum (rounded upwards if necessary to the nearest four decimal places) equal to the average of the offered quotations which on that day appear on the page of the Reuters Monitor Money Rates Service (or if not available, a successor or substitute page or service selected by the Reach Board after consultation with PCCW and Telstra) which displays London inter-bank offered rates for United States Dollars

     (being "LIBO" for US$) for deposits for a 3 month maturity period, as of 11:00am London time on the quotation date for the Quarter.

     For the purposes of this definition, the "quotation date" for a Quarter is the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in United States Dollars for a 3 month maturity for delivery on the first day of that Quarter, except, if, for a Quarter, quotations would ordinarily be given on more than one day, the "quotation date" for that Quarter is the last of those days and provided that for the Quarter ending on 30 June 2003 ("First Quarter") the "quotation date" is the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in United States dollars for a 3 month maturity for delivery on the Date of Amendment except, if, for those deposits quotations would ordinarily be given on more than one day, the "quotation date" for the First Quarter is the last of those days.

     "LIBOR" for the Quarter ending on 30 June 2004 or a subsequent Quarter is:

     (a) the rate per annum (rounded upwards, if necessary, to the nearest four decimal places) equal to the official fixing rate by the British Banker Association for United States Dollars conducted each day at 11.00am (London time) which appear on the page of the Reuters Monitor Money Rates Service (or, if not available, a successor or substitute page or service selected by the Financiers after consultation with the Borrower) which displays London interbank offered rates for deposits in United States Dollars (being current "LIBOR01" for US$) for deposits for a 3 month maturity period as of 11:00a.m. London time on the quotation date for the Quarter; or

     (b) if that rate is not available at that time for any reason, the rate per annum (rounded upwards, if necessary, to the fourth decimal point) equal to the arithmetic mean of the rates at which deposits for a 3 month maturity period are offered by the Reference Banks to prime banks in the London interbank market (as notified to the Financiers) in immediately available funds and in United States Dollars at approximately 11.00 am, London time on the quotation date for the Quarter.

     For the purposes of this definition:

          (i) the "quotation date" for a Quarter is the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in United States Dollars for a 3 months maturity for delivery on the first day of the Quarter, except, if, for as Quarter, quotations would ordinarily be given on more than one day, the "quotation date" for that Quarter is the last of those days; and

          (ii) if a Reference Bank fails to supply the Financiers with a quotation required of it, the relevant rate for which the quotation was required must be determined from those quotations which are supplied to the Financiers by other Reference Banks (unless only one Reference Bank supplies a quotation).

     "Margin" on a particular day ("Relevant Day") is:

     (a) if the Relevant Day is before 30 June 2004, the Margin that under the Amended and Restated Facility Agreement was current and applied as at the Relevant Day; and

     (b) if the Relevant Day is not before 30 June 2004, the Margin that under the Shareholder Term Loan Facility Agreement is current and applies as at the Relevant Day.

     "Outstanding PCCW Loans Balance" at the beginning of a Quarter is the remainder of the aggregate of:

     (i)  the PCCW CP Balance for the Quarter; plus

     (ii) the Drawings outstanding to PCCW under the PCCW Facility at the beginning of the Quarter,

     after deducting the Unused PCCW Cash Surplus Balance at the beginning of the Quarter.

     "Outstanding Telstra Loans Balance" at the beginning of a Quarter is the remainder of the aggregate of:

     (i)  the Telstra CP Balance for the Quarter; plus

     (ii) the Drawings outstanding to Telstra under the Telstra Facility at the beginning of the Quarter,

     after deducting the Unused Telstra Cash Surplus Balance at the beginning of the Quarter.

     "PCCW CP Balance" is:

     (a)  for the Quarter ending on 30 June 2003, US$143,000,000;

     (b)  for the Quarter ending on 30 September 2003, the value of:

              D
          P+ ---(PxR)
             360

          where:

          "P" is US$143,000,000;

          "D" is the number of days from the Date of Amendment to 30 June 2003 (both inclusive); and

          "R" is a rate percentum equal to the Margin on the Date of Amendment plus LIBOR for the Quarter ending on 30 June 2003;

     (c) for any subsequent Quarter up to and including the Quarter ending on 30 September 2004, the value of:

              D
          P+ ---(PxR)
             360
          where:

          "P" is the PCCW CP Balance for the preceding Quarter;

          "D" is the number of days in the preceding Quarter; and

          "R" is a rate percentum equal to the Margin on the first day of the preceding Quarter plus LIBOR for the preceding Quarter; or

     (d) for any Quarter subsequent to the Quarter ending on 30 September 2004, the value of:

                  D
          (P-J)+ ---(P-J)R
                 360


          where:

          "P" is the PCCW CP Balance for the preceding Quarter;

          "J" is the sum of all Authorised PCCW CP Reductions (if any) made during the preceding Quarter;

          "D" is the number of days in the preceding Quarter; and

          "R" is a rate percentum equal to the Margin on the first day of the preceding Quarter plus LIBOR for the preceding Quarter.

     "PCCW Cash Sweep Entitlement" for a Quarter is to be determined in accordance with clause 2.2.

     "PCCW CP Reduction" in a Quarter is:

     (a) a cash payment by Reach Networks to PCCW or HKTC of all or any part of the PCCW CP Balance for that Quarter;

     (b) a crediting or application of all or any part of the PCCW CP Balance for the Quarter against and towards satisfaction of HKISA Invoices that are (in whole or in part) unpaid;

     (c) a setting off or the application of any other sort of withholding, deduction or counterclaim by PCCW or HKTC or Reach Networks, otherwise than in accordance with clause 3.3 and section 4, of a present or future liability of PCCW or HKTC to Reach Networks against all or any part of the PCCW CP Balance for that Quarter; or

     (d) an application or crediting, by PCCW or HKTC or Reach Networks, otherwise than in accordance with clause 3.3 and section 4, of all or any part of the PCCW CP Balance for that Quarter against or towards discharge of a present or future liability of PCCW or HKTC to Reach Networks.

     "PCCW Facility" has the meaning given to it in the Shareholder Term Loan Facility Agreement.

     "PCCW Prepayment" is the sum paid by PCCW to Reach Networks pursuant to clause 3.1.

     "PCCW Shareholder" is Pacific Century Cable Holdings Limited.

     "Quarter" is a calendar quarter ending after the Date of Amendment.

     "Reach Board" is the board of directors of Reach.

     "Reach CFO" means the chief financial officer of Reach.

     "Reach Group" has the meaning given to it in the Shareholder Term Loan Facility Agreement.

     "Reach Management Accounts" for a Quarter are the unaudited consolidated financial statements of Reach and its subsidiaries for the Quarter (including a profit and loss statement for the Quarter and a balance sheet as at the end of the Quarter) prepared by the management of Reach substantially in accordance with GAAP for the purposes of internal management of Reach and its subsidiaries and reporting to the Reach Board.

     "Reach Parties" means Reach Networks, Reach Global, Reach and Reach
     Finance.

     "Relevant Event" is any of the following:

     (a)  termination however arising of the HKISA;

     (b)  termination however arising of the AISA; and

     (c) the giving of a notice of a declaration by the Financiers in accordance with clause 13.2 of the Shareholder Term Loan Facility Agreement.

     "Second Amendment and Restatement Agreement" means the Amendment and Restatement Agreement - Syndicated Facility Agreement between Telstra, PCCW, Reach and Reach Finance (among others) dated on or about 17 June 2004 under which the Amended and Restated Facility Agreement was further amended and restated.

     "Shareholder Term Loan Facility Agreement" means the Amended and Restated Facility Agreement as amended under the Second Amendment and Restatement Agreement.

     "Specified Exchange Rate" for a Quarter is:

     (a) in clause 4.6 a rate equal to the average of the Federal Bank of New York's Noon Buying Rates for Hong Kong Dollars; and

     (b) in clause 6.6 a rate equal to the average of the Federal Bank of New York's Noon Buying Rates for Australian Dollars,

     as published on the page "FEDSPOT" of the Reuters Monitor System, for the 3 days that are respectively the last Business Days for which such Noon Buying Rates are so published, in each of the months in the Quarter.

     "Telstra CP Balance" is:

     (a)  for the Quarter ending on 30 June 2003, US$143,000,000;

     (b)  for the Quarter ending on 30 September 2003, the value of:

              D
          P+ ---(PxR)
             360

          where:

          "P" is US$143,000,000;

          "D" is the number of days from the Date of Amendment to 30 June 2003 (both inclusive); and

          "R" is a rate percentum equal to the Margin on the Date of Amendment plus LIBOR for the Quarter ending on 30 June 2003;

     (c) for any subsequent Quarter up to and including the Quarter ending on 30 September 2004, the value of:

              D
          P+ ---(PxR)
             360

          where:

          "P" is the Telstra CP Balance for the preceding Quarter;

          "D" is the number of days in the preceding Quarter; and

          "R" is a rate percentum equal to the Margin on the first day of the preceding Quarter plus LIBOR for the preceding Quarter; or

     (d) for any Quarter subsequent to the Quarter ending on 30 September 2004, the value of:

                  D
          (P-J)+ ---(P-J)R
                 360

          where:

          "P" is the Telstra CP Balance for the preceding Quarter;

          "J" is the sum of all Authorised Telstra CP Reductions (if any) made during the preceding Quarter;

          "D" is the number of days in the preceding Quarter; and

          "R" is a rate percentum equal to the Margin on the first day of the preceding Quarter plus LIBOR for the preceding Quarter.

     "Telstra CP Reduction" in a Quarter is:

     (a) a cash payment by Reach Global to Telstra of all or any part of the Telstra CP Balance for that Quarter; or

     (b) a crediting or application of all or any part of the Telstra CP Balance for the Quarter against and towards satisfaction of AISA Invoices that are (in whole or in part) unpaid;

     (c) a setting off or the application of any other sort of withholding, deduction or counterclaim by Telstra or Reach Global otherwise than in accordance with clause 5.3 and section 6, of a present or future liability of Telstra to Reach Global against all or any part of the Telstra CP Balance for that Quarter; or

     (d) an application or crediting by Telstra or Reach Global, otherwise than in accordance with clause 5.3 and section 6, of all or any part of that Telstra CP Balance for the Quarter against or towards discharge of a present or future liability of Telstra to Reach Global.

     "Telstra Cash Sweep Entitlement" for a Quarter is to be determined in accordance with clause 2.2.

     "Telstra Facility" has the meaning given to it in the Shareholder Term Loan Facility Agreement.

     "Telstra Prepayment" is the sum paid by Telstra to Reach Global pursuant to clause 5.1.

     "Telstra Shareholder" is Telstra Holdings (Bermuda) No 1 Limited.

     "Unused PCCW Cash Surplus Balance" at the beginning of a Quarter is:

     (a) the aggregate of all PCCW Cash Sweep Entitlements for Quarters ending prior to that Quarter;

     less

     (b) the aggregate of all amounts that pursuant to notices given under clause 4.1 have been applied in Quarters ending prior to that
          Quarter:

          (i) in payment, prepayment or repayment of amounts outstanding to PCCW under the Shareholder Term Loan Facility Agreement; or

          (ii) in making Authorised PCCW CP Reductions.

     "Unused Telstra Cash Surplus Balance" at the beginning of a Quarter is:

     (a) the aggregate of all Telstra Cash Sweep Entitlements for Quarters ending prior to that Quarter;

     less

     (b) the aggregate of all amounts that pursuant to notices given under clause 6.1 have been applied in Quarters ending prior to that
          Quarter:

          (i) in payment, prepayment or repayment of amounts outstanding to Telstra under the Shareholder Term Loan Facility Agreement; or

          (ii) in making Authorised Telstra CP Reductions.

Capacity Prepayment Agreement

Schedule 2 - Principles for determining Cash Surplus for a Quarter


1    For any Quarter:

(a) there will be taken to be a Cash Surplus if, and only if, the Quarter End Cash Balance ("ECB") exceeds the Quarter End Cash Requirement ("ECR"); and

(b) the amount of the Cash Surplus will be the amount, if any, by which the ECB exceeds the ECR.

2    For the purposes of these principles:

(a) "ECB" is all cash and cash equivalents of the REACH Group on a consolidated basis at the end of the Quarter. (To avoid doubt, an undrawn available commitment under the Working Capital Facility Agreement is not a cash equivalent).

(b)  "ECR" is to be determined in accordance with the formula:

     "ECR" = (B + C + D + E +F +G)

     where:

     "B" = principal (excluding principal referred to in "C"(ii) below) and interest scheduled to be paid for Borrowed Money (including under the Shareholder Term Loan Facility Agreement and Working Capital Facility Agreement) and payments under finance or capital leases, in each case, due within the next two Quarters but not including payments expressed always to be payable on demand.

     "C" = whichever is the greater of:

     (i)  US$50,000,000; and

     (ii) indebtedness at the end of the Quarter up to US$100,000,000 of Borrowed Money which is unsecured and for an original and remaining tenor less than 12 months.

     "D" = budgeted and committed unbudgeted capital expenditure of REACH Group for the next two Quarters (and for the avoidance of doubt including capital expenditure that at the end of the Quarter has become owing and remains unpaid) but excluding payments under finance or capital leases referred to in "B" above, provided that if the second of the next two Quarters is the first Quarter of the next calendar year and no budget for capital expenditure has been set for that year, the value of "D" shall be the sum of:

     (i) the budgeted and committed unbudgeted capital expenditure (determined as provided above) of the REACH Group for the first of the next two Quarters; plus

     (ii) US$50,000,000 or where the second of the next two Quarters is the Quarter ending on 31 March 2004, US$65,000,000 (or such lower amount as may have been advised by REACH to Telstra and PCCW).

     "E" = the sum at the end of the Quarter of deposits up to an aggregate amount of US$40,000,000, securing operating licences, leases and other third party commitments.

     "F" = amounts payable by REACH Group in the next Quarter on account of Taxes.

     "G" = the net balance of:

     (i)  the sum of

          (A)  the Unused PCCW Cash Surplus Balance; and

          (B)  the Unused Telstra Cash Surplus Balance,

          in each case at the beginning of the Quarter;

     less

     (ii) the sum of:

          (A) all amounts applied and used during the Quarter pursuant to notices given under clause 4.1; and

          (B) all amounts applied and used during the Quarter pursuant to notices given under clause 6.1.

Capacity Prepayment Agreement

Signing page



DATED: 15 April 2003

MALLESONS STEPHEN JAQUES




               Capacity Prepayment Agreement

               Dated 15 April 2003



               Reach Networks Hong Kong Limited
               Reach Global Services Limited
               PCCW-HKT Telephone Limited
               Telstra Corporation Limited
               Reach Ltd.
               PCCW Limited
               Reach Finance Limited




               Mallesons Stephen Jaques
               Level 28
               Rialto
               525 Collins Street
               Melbourne   Vic   3000
               T +61 3 9643 4000
               F +61 3 9643 5999
               DX 101 Melbourne
               AJMG:NPC:DAW

Capacity Prepayment Agreement

Contents





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1        Interpretation                                                        3
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2        Quarter End Cash Surplus                                              4
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3        PCCW and HKTC                                                         8
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4        Application of Unused PCCW Cash Surplus Balance                       8
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5        Telstra                                                              10
--------------------------------------------------------------------------------
6        Application of Unused Telstra Cash Surplus Balance                   11
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7        Operational                                                          13
--------------------------------------------------------------------------------
8        [intentionally left blank]                                           15
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9        Costs                                                                15
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10       Notices                                                              15
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11       Variation and Waiver                                                 17
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12       Third Party Rights                                                   17
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13       Governing Law                                                        17
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14       Counterparts                                                         17
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15       General                                                              18
--------------------------------------------------------------------------------